UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2024 (May 21, 2024)

AMCOR PLC

(Exact name of registrant as specified in its charter)

Jersey	001-38932	98-1455367
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

83 Tower Road North
Warmley, Bristol
United Kingdom	BS30 8XP
(Address of principal executive offices)	(Zip Code)

+44 117 9753200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $0.01 per share	AMCR	New York Stock Exchange
1.125% Guaranteed Senior Notes Due 2027	AUKF/27	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Notes Offering

On May 21, 2024, Amcor Group Finance plc (the “Issuer” or “AGF”), Amcor plc (“Amcor”), Amcor UK Finance plc (“Amcor UK”), Amcor Pty Ltd (“Amcor Australia”), Amcor Flexibles North America, Inc. (“AFNA”) and Amcor Finance (USA), Inc. (“AFUI”, and, together with Amcor, Amcor UK, Amcor Australia and AFNA, the “Guarantors”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., Wells Fargo Securities, LLC, J.P. Morgan Securities LLC, Mizuho Securities USA LLC and TD Securities (USA) LLC, as representatives of the several underwriters named therein, with respect to the offer and sale by the Issuer of $500,000,000 aggregate principal amount of its 5.450% Guaranteed Senior Notes due 2029 (the “Notes”), under the Registration Statement on Form S-3, as amended by Post-Effective Amendment No. 1 thereto (File No. 333-272449). Each Guarantor provided a full and unconditional guarantee of the Notes pursuant to the Indenture (as defined below) (the “Guarantee” and together with the Notes, the “Securities”). The Securities were issued pursuant to an Indenture (the “Indenture”), dated as of May 23, 2024, among the Issuer, the Guarantors, and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”), together with the officer’s certificate, dated May 23, 2024 (the “Officer’s Certificate”), delivered pursuant to the Indenture establishing the terms of the Notes.

Interest on the Notes will be payable semi-annually in arrears on May 23 and November 23 of each year, commencing on November 23, 2024. The Notes will mature on May 23, 2029.

The net proceeds from the sale of the Securities after deducting the underwriting discount and estimated offering expenses payable by Amcor are expected to be approximately $496 million. Amcor intends to use the net proceeds from the sale of the Securities to repay a portion of its commercial paper borrowings and the remainder, if any, for general corporate purposes, which may include the repayment of other short- and long-term debt.

The foregoing summary of the Underwriting Agreement, the Indenture, the Officer’s Certificate and the form of the Notes does not purport to be complete and is qualified in its entirety by reference to the texts of such documents, which are filed as Exhibits 1.1, 4.1, 4.2 and 4.3, respectively, to this Current Report on Form 8-K and incorporated by reference herein. The legal opinions and consents relating to the issuance and sale of the Securities are attached as Exhibits 5.1 through 5.5 and Exhibits 23.1 through 23.5, respectively, to this Current Report on Form 8-K.

Supplemental Indentures

In connection with the consummation of the offering of the Securities, on May 23, 2024, (i) AFNA, AGF and the Trustee entered into a First Supplemental Indenture (the “AFNA June 13, 2019 First Supplemental Indenture”) to the Indenture dated as of June 13, 2019 (as amended and/or supplemented from time to time, the “AFNA June 13, 2019 Original Indenture” and, together with the AFNA June 13, 2019 First Supplemental Indenture, the “AFNA June 23, 2019 Indenture”), by and among AFNA, Amcor, Amcor Australia, Amcor UK and AFUI and the Trustee, providing for the issuance of securities, including AFNA’s 3.100% Notes due 2026, (ii) AFNA, AGF and the Trustee entered into a Second Supplemental Indenture (the “AFNA Substitute Issuer June 13, 2019 Second Supplemental Indenture”) to the Indenture dated as of June 13, 2019 (as amended and/or supplemented from time to time, the “AFNA Substitute Issuer June 13, 2019 Original Indenture” and, together with the AFNA Substitute Issuer June 13, 2019 Second Supplemental Indenture, the “AFNA Substitute Issuer June 13, 2019 Indenture”), by and among AFUI, Amcor, Amcor Australia, Amcor UK and AFNA and the Trustee, providing for the issuance of AFUI’s 3.625% Guaranteed Senior Notes due 2026 and 4.500% Guaranteed Senior Notes due 2028, (iii) AFNA, AGF and the Trustee entered into a First Supplemental Indenture (the “AFNA June 19, 2020 First Supplemental Indenture”) to the Indenture dated as of June 19, 2020 (as amended and/or supplemented from time to time, the “AFNA June 19, 2020 Original Indenture” and, together with the AFNA June 19, 2020 First Supplemental Indenture, the “AFNA June 19, 2020 Indenture”), by and among AFNA, Amcor, AFUI, Amcor UK and Amcor Australia and the Trustee, providing for the issuance of securities, including AFNA’s 4.000% Guaranteed Senior Note due 2025, 2.630% Guaranteed Senior Note due 2030 and 2.690% Guaranteed Senior Note due 2031, (iv) Amcor UK, AGF and the Trustee entered into a First Supplemental Indenture (the “Amcor UK June 23, 2020 First Supplemental Indenture”) to the Indenture dated as of June 23, 2020 (as amended and/or supplemented from time to time, the “Amcor UK June 23, 2020 Original Indenture” and, together with the Amcor UK June 23, 2020 First Supplemental Indenture, the “Amcor UK June 23, 2020 Indenture”), by and among Amcor UK, Amcor, AFUI, Amcor Australia and AFNA and the Trustee, providing for the issuance of securities, including Amcor UK’s 1.125% Guaranteed Senior Note due 2027, and (v) AFUI, AGF and the Trustee entered into a First Supplemental Indenture (the “AFUI May 26, 2023 First Supplemental Indenture”) to the Indenture dated as of May 26, 2023 (as amended and/or supplemented from time to time, the “AFUI May 26, 2023 Original Indenture” and, together with the AFUI May 26, 2023 First Supplemental Indenture, the “AFUI May 26, 2023 Indenture” and, together with the AFNA June 23, 2019 Indenture, the AFNA Substitute Issuer June 13, 2019 Indenture, the AFNA June 19, 2020 Indenture and the Amcor UK June 23, 2020 Indenture, the “Indentures” and, each, an “Indenture”), by and among Amcor UK, Amcor, AFUI, Amcor Australia and AFNA and the Trustee, providing for the issuance of securities, including Amcor UK’s 1.125% Guaranteed Senior Note due 2027, in each case, relating to the requirement for a Relevant Guarantor (as defined in the Indentures) to become a guarantor under each such Indenture under certain circumstances set forth in the applicable Indenture. In connection with the consummation of the offering of the Securities, AGF became a Relevant Guarantor.

The foregoing description of the Indentures does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the AFNA June 13, 2019 Original Indenture, which was included as Exhibit 10.3 to Amcor’s Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on June 17, 2019, the AFNA Substitute Issuer June 13, 2019 Original Indenture, which was included as Exhibit 10.4 to Amcor’s Current Report on Form 8-K, filed with the SEC on June 13, 2019, the AFNA June 19, 2020 Original Indenture, which was included as Exhibit 4.1 to Amcor’s Current Report on Form 8-K, filed with the SEC on June 19, 2020, the Amcor UK June 23, 2020 Original Indenture, which was included as Exhibit 4.1 to Amcor’s Current Report on Form 8-K, filed with the SEC on June 23, 2020, and the AFUI May 26, 2023 Original Indenture, which was included as Exhibit 4.1 to Amcor’s Current Report on Form 8-K, filed with the SEC on May 26, 2023, and each of which is incorporated herein by reference, and the full text of the AFNA June 13, 2019 First Supplemental Indenture, the AFNA Substitute Issuer June 13, 2019 Second Supplemental Indenture, the AFNA June 19, 2020 First Supplemental Indenture, the Amcor UK June 23, 2020 First Supplemental Indenture and the AFUI May 26, 2023 First Supplemental Indenture, which are included as Exhibits 4.4, 4.5, 4.6, 4.7 and 4.8 hereto, respectively, and each of which is incorporated herein by reference.

Credit Facility Joinders

In connection with the consummation of the offering of the Securities, on May 23, 2024, AGF became a guarantor under each of Amcor’s three-year syndicated facility agreement and five-year syndicated facility agreement, pursuant to the covenants in such agreements related to subsidiary guarantees or issuances of Material Financial Indebtedness (as defined in such agreements).

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated May 21, 2024, by and among Amcor Group Finance plc, Amcor plc, Amcor UK Finance plc, Amcor Pty Ltd, Amcor Flexibles North America, Inc. and Amcor Finance (USA), Inc. and Citigroup Global Markets Inc., Wells Fargo Securities, LLC, J.P. Morgan Securities LLC, Mizuho Securities USA LLC and TD Securities (USA) LLC, as representatives of the several underwriters named therein.
4.1	Indenture, dated as of May 23, 2024, among Amcor Group Finance plc, Amcor plc, Amcor Finance (USA), Inc., Amcor UK Finance plc, Amcor Pty Ltd and Amcor Flexibles North America, Inc. and Deutsche Bank Trust Company Americas, as trustee (including the guarantees).
4.2	Officer’s Certificate of Amcor Group Finance plc, dated May 23, 2024.
4.3	Form of 5.450% Guaranteed Senior Note due 2029.
4.4	First Supplemental Indenture, dated as of May 23, 2024, among Amcor Flexibles North America, Inc., Amcor Group Finance plc and Deutsche Bank Trust Company Americas, as trustee.
4.5	Second Supplemental Indenture, dated as of May 23, 2024, among Amcor Flexibles North America, Inc., Amcor Group Finance plc and Deutsche Bank Trust Company Americas, as trustee.
4.6	First Supplemental Indenture, dated as of May 23, 2024, among Amcor Flexibles North America, Inc., Amcor Group Finance plc and Deutsche Bank Trust Company Americas, as trustee.
4.7	First Supplemental Indenture, dated as of May 23, 2024, among Amcor UK Finance plc, Amcor Group Finance plc and Deutsche Bank Trust Company Americas, as trustee.
4.8	First Supplemental Indenture, dated as of May 23, 2024, among Amcor Finance (USA), Inc., Amcor Group Finance plc and Deutsche Bank Trust Company Americas, as trustee.
5.1	Opinion of Perkins Coie LLP.
5.2	Opinion of Herbert Smith Freehills LLP (English law).
5.3	Opinion of Armstrong Teasdale LLP.
5.4	Opinion of Ogier (Jersey) LLP.
5.5	Opinion of Herbert Smith Freehills (Australian law).
23.1	Consent of Perkins Coie LLP (included in Exhibit 5.1 hereto).
23.2	Consent of Herbert Smith Freehills LLP (English law) (included in Exhibit 5.2 hereto).
23.3	Consent of Armstrong Teasdale LLP (included in Exhibit 5.3 hereto).
23.4	Consent of Ogier (Jersey) LLP (included in Exhibit 5.4 hereto).
23.5	Consent of Herbert Smith Freehills (Australian law) (included in Exhibit 5.5 hereto).
104	Cover Page Interactive Data File. The cover page XBRL tags are embedded within the inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMCOR PLC

By:	/s/ Damien Clayton
Name: Damien Clayton
Title: Company Secretary

Dated: May 23, 2024